UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 28, 2009

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona 85254-1770

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
First Amendment to Agreement and Plan of Merger
     As previously announced, on June 25, 2009, Zila, Inc. (“ZILA”), TOLMAR Holding, Inc. (“Tolmar”), and Project Z Acquisition Sub, Inc. (“Acquisition Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Acquisition Sub will merge with and into ZILA, with ZILA surviving as a wholly-owned subsidiary of Tolmar.
     On July 28, 2009, ZILA, Tolmar and Acquisition Sub entered into First Amendment to Agreement and Plan of Merger (the “Amendment”) to modify certain terms of the Merger Agreement. Pursuant to the Amendment, the Merger Agreement has been amended as follows:
•	The merger consideration was increased from $0.38 per share to $0.45 per share for holders of shares of ZILA common stock.

•	The merger consideration was increased from $0.44 per share to $0.50 per share for holders of ZILA Series B Convertible Preferred Stock.

•	Certain covenants and closing conditions were amended or deleted.

•	ZILA updated its confidential disclosure schedules to reflect developments since the date of the Merger Agreement.
     The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forbearance Agreement
     ZILA has received notice from Tolmar that Tolmar has acquired from Visium Balanced Master Fund, Ltd. and Atlas Master Fund, Ltd. the Third Amended and Restated Senior Secured Convertible Notes, dated November 28, 2006 (the “Notes”), issued by ZILA, in the aggregate principal amount of $12,000,001.20 (the “Note Purchase”). Following the Note Purchase, on July 28, 2009, Tolmar, ZILA, and certain of ZILA’s subsidiaries entered into a Forbearance Agreement (the “Forbearance Agreement”). Pursuant to the Forbearance Agreement, Tolmar has agreed to forbear, for a certain period of time and subject to certain conditions, from exercising its rights under the Notes to accelerate the payment of all or part of the outstanding principal amount of the Notes and accrued and unpaid interest as a result of, among other things, (i) ZILA’s past failure to make the interest payments due on January 31, 2009 and April 30, 2009 and (ii) ZILA’s anticipated failure to make the interest payment due on July 31, 2009.
     The foregoing description of the Forbearance Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Additional Information and Where to Find It
     On July 2, 2009, ZILA filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement relating to the proposed merger with Tolmar. ZILA intends to file a definitive proxy statement and other relevant materials with the SEC in the near future. These materials will also be mailed to ZILA’s stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND RELATED MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. SUCH MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ZILA, TOLMAR AND THE PROPOSED MERGER TRANSACTION, AND STOCKHOLDERS SHOULD CAREFULLY CONSIDER THEM BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION.

     ZILA’s stockholders will be able to obtain free copies of the proxy statement for the proposed merger (when it is available) and other documents filed with the SEC by ZILA through the website maintained by the SEC at www.sec.gov. In addition, ZILA’s stockholders will be able to obtain free copies of the proxy statement and other materials filed with the SEC by contacting Zila, Inc., 16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona, 85254-1770, Attention: Gary V. Klinefelter, Vice President, General Counsel and Secretary or by calling (602) 266-6700. Neither this Current Report on Form 8-K nor the press release filed as an exhibit hereto constitutes an offer of any securities of ZILA for sale or the solicitation of any proxy.
     ZILA, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from ZILA’s stockholders in favor of the proposed merger with Tolmar. Information regarding ZILA’s directors and executive officers and their respective interests in the proposed merger (which may be different from those of ZILA’s stockholders generally) is included in the proxy statements, the Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q that ZILA has previously filed with the SEC. When it becomes available, the definitive proxy statement relating to the proposed merger will include information regarding all of ZILA’s participants in the solicitation of proxies in favor of approving the merger. Stockholders of ZILA can obtain free copies of these documents by using the contact information provided above.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based largely on ZILA’s expectations or forecasts of future events, can be affected by inaccurate assumptions and are subject to various business risks and known and unknown uncertainties, a number of which are beyond ZILA’s control. Forward-looking statements include, but are not limited to, statements about the proposed merger involving ZILA and Tolmar and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of ZILA’s stockholders to approve the proposed merger; the failure of ZILA or Tolmar to satisfy any other condition to the completion of the proposed merger; and the risk that the proposed merger will be delayed. Additional factors that may affect future results are discussed in ZILA’s Form 10-K for its fiscal year ended July 31, 2008 and Form 10-Q for the quarter ended April 30, 2009. ZILA disclaims any obligation to update and/or revise statements contained in these materials based on new information or otherwise.
Item 8.01 Other Events
     On July 28, 2009, ZILA issued a press release related to the Amendment and the Forbearance Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated July 28, 2009, by and among TOLMAR Holding, Inc., Project Z Acquisition Sub, Inc. and Zila, Inc.

Exhibit No.	Description

10.1	Forbearance Agreement, dated July 28, 2009, by and among Zila, Inc., certain of its subsidiaries and TOLMAR Holding, Inc.

99.1	Press Release of Zila, Inc., dated July 28, 2009 and entitled “Zila Merger Agreement with Tolmar Amended to Reflect Higher Stock Price.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2009
ZILA, INC.
/s/ Gary V. Klinefelter
By: Gary V. Klinefelter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated July 28, 2009, by and among TOLMAR Holding, Inc., Project Z Acquisition Sub, Inc. and Zila, Inc.

10.1	Forbearance Agreement, dated July 28, 2009, by and among Zila, Inc., certain of its subsidiaries and TOLMAR Holding, Inc.

99.1	Press Release of Zila, Inc., dated July 28, 2009 and entitled “Zila Merger Agreement with Tolmar Amended to Reflect Higher Stock Price.”